                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004




                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2000




                            MIPS TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                     000-24487              77-0322161
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                            DENTIFICATION NUMBER)




                              1225 CHARLESTON ROAD
                          MOUNTAIN VIEW, CA 94043-1353
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (650) 567-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

     On June 2, 2000, MIPS Technologies, Inc. issued a press release announcing that the Board of Directors of MIPS Technologies, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

         Exhibit 99   MIPS Technologies, Inc. Press Release issued June 2, 2000.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MIPS TECHNOLOGIES, INC.
                                         (Registrant)
Date: June 5, 2000

                                    By:   /s/ Kevin C. Eichler
                                              ------------------
                                    Kevin C. Eichler
                                    Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit
Number
-------

  99    MIPS Technologies, Inc. Press Release issued June 2, 2000.





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